Page 1 of 1 COURT,DISTRICT COUNTY, COLORADODOUGLAS Court Address: 4000 Justice Way, Castle Rock, CO, 80109-7546 Plaintiff(s) GARTH DULL et al. v. Defendant(s) MICHAEL D DURHAM et al. COURT USE ONLY Case Number: 2014CV30709 Division: 1 Courtroom: Order: Order Preliminarily Approving Derivative Settlement and Providing for Notice The motion/proposed order attached hereto: GRANTED. Issue Date: 11/2/2016 PAUL A KING District Court Judge

DISTRICT COURT, COUNTY OF DOUGLAS, COLORADO 4000 Justice Way, Suite 2009 Castle Rock, CO 80109 IN RE ADVANCED EMISSIONS SOLUTIONS, INC. SHAREHOLDER DERIVATIVE LITIGATION This Document Relates to: ALL ACTIONS FOR COURT USE ONLY Civil Action No.: 2014CV30709 Courtroom/Division: [PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE WHEREAS, the parties to the above-captioned consolidated shareholder derivative action (the “Consolidated Action”) have made an application, pursuant to Colorado Rule of Civil Procedure 23.1, for an order: (i) preliminarily approving the Stipulation of Settlement dated September 30, 2016 (the “Stipulation”), which, together with the exhibits annexed thereto, sets forth the terms and conditions for the proposed settlement (the “Settlement”) and dismissal of the Consolidated Action with prejudice; and (ii) approving the form and content of dissemination of notice of the Settlement to Current ADES Stockholders; WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein); and WHEREAS, the Court has read and considered the Stipulation and the exhibits annexed thereto, and all Settling Parties have consented to the entry of this Preliminary Approval Order, NOW THEREFORE, IT IS HEREBY ORDERED: 1. The Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for settlement and dismissal with prejudice of the Consolidated Action. 2. A hearing (the “Settlement Hearing”) shall be held before the Court on January 13, 2017 at 9:00 a.m., at the District Court, County of Douglas, Colorado, 4000 Justice Way, Suite 2009, Castle Rock, CO 80109, to determine: (i) whether the

2 terms and conditions of the Settlement set forth in the Stipulation are fair, reasonable, and adequate to ADES and Current ADES Stockholders and should be finally approved by the Court; (ii) whether a Judgment finally approving the Settlement, substantially in the form of Exhibit I attached to the Stipulation, should be entered, dismissing the Consolidated Action with prejudice and releasing and enjoining the prosecution of any and all Released Claims; and (iii) whether Plaintiffs’ Counsel’s Fee Award should be finally approved. At the Settlement Hearing, the Court may hear or consider such other matters as the Court may deem necessary and appropriate. 3. The Court approves, as to form and content, the Notice attached as Exhibit G to the Stipulation and the Summary Notice attached as Exhibit H to the Stipulation, and finds that the dissemination of the Stipulation, Notice and Summary Notice substantially in the manner and form set forth in this Order meets the requirements of Colorado Rule of Civil Procedure 23.1 and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to Current ADES Stockholders and all other Persons entitled thereto. 4. On October 6, 2016, ADES filed with the Securities and Exchange Commission (“SEC”) a Form 8-K describing the Stipulation and attaching a copy of the Stipulation thereto. Not later than ten (10) business days following entry of this Order, ADES shall (i) issue a press release or Form 8-K announcing entry of the Order and attaching a copy of the Order and the court-approved notice to shareholders; (ii) cause the Summary Notice to be published one time in a 1/10th page (or smaller) ad in the Investor’s Business Daily; and (iii) post copies of the Stipulation and Notice to the Company’s website. Not later than ten (10) business days following entry of this Order, Robbins Arroyo LLP (counsel for one of the Co-Lead Plaintiffs) shall post copies of the Stipulation and Notice to its firm website. 5. All papers in support of the Settlement and the Fee Award shall be filed with the Court and served at least twenty-one (21) calendar days prior to the Settlement Hearing, and any reply papers shall be filed with the Court at least seven (7) calendar days prior to the Settlement Hearing. 6. Any Current ADES Stockholder may object and/or appear and show cause, if he, she, or it has any concern, why the Settlement should not be finally approved as fair, reasonable, and adequate, why the Judgment should not be entered thereon, or why the Fee Award should not be finally approved; provided, however, unless otherwise ordered by the Court, that no Current ADES Stockholder shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, or the Fee Award, unless that Stockholder has, at least fourteen (14) calendar days

3 prior to the Settlement Hearing: (1) filed with the Clerk of the Court a written objection to the Settlement setting forth: (a) the nature of the objection; (b) proof of current ownership of ADES common stock, including the number of shares of ADES common stock and the date of purchase; (c) any and all documentation or evidence in support of such objection; and (d) the identities of any cases, by name, court, and docket number, in which the Current ADES Stockholder or his, her, or its attorney has objected to a settlement in the last three years; (2) if a Current ADES Stockholder intends to appear and requests to be heard at the Settlement Hearing, such Current ADES Stockholder must have, in addition to the requirements of (1) above, filed with the Clerk of the Court: (a) a written notice of such Current ADES Stockholder’s intention to appear at the Settlement Hearing; (b) a statement that indicates the basis for such appearance; (c) the identities of any witnesses the Current ADES Stockholder intends to call at the Settlement Hearing and a statement as to the subjects of their testimony; and (d) any and all evidence that would be presented at the Settlement Hearing. If a Current ADES Stockholder files a written objection and/or written notice of intent to appear, such Stockholder must also simultaneously serve copies of such notice, proof, statement, and documentation, together with copies of any other papers or briefs such Current ADES Stockholder files with the Court (either by hand delivery or by first class mail) upon each of the following: George C. Aguilar ROBBINS ARROYO LLP 600 B Street, Suite 1900 San Diego, California 92101 Telephone: (619) 525-3990 Facsimile: (619) 525-3991 Eric L. Zagar KESSLER TOPAZ MELTZER & CHECK LLP 280 King of Prussia Road Radnor, Pennsylvania 19087 Phone: (610) 667-7706 Fax: (267) 948-2512 Co-Lead Counsel for Lead Plaintiffs Gregory J. Kerwin GIBSON, DUNN & CRUTCHER LLP 1801 California Street, Suite 4200 Denver, Colorado 80202-2642 Telephone: (303) 298-5700 Facsimile: (303) 313-2829 Counsel for Michael D. Durham, C. Jean Bustard, Sharon M. Sjostrom, Christine B. Amrhein, W. Phillip Marcum, Alan Bradley Gabbard, Kim B. Clarke, Derek C. Johnson, Paul A. Lang, Jeffrey C. Smith, Richard J. Swanson, Robert E. Shanklin, Ronald B. Johnson and Robert N. Caruso Steven M. Kaufmann Nicole Serfoss MORRISON & FOERSTER LLP 4200 Republic Plaza 370 Seventeenth Street Denver, CO 80202 Telephone: (303) 592-2257 Fax: (303) 592-1520 Counsel for Mark H. McKinnies

4 Any Current ADES Stockholder who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement or the Fee Award, as set forth in the Stipulation, unless otherwise ordered by the Court, but shall be forever bound by the Judgment to be entered, the dismissal of this Consolidated Action with prejudice, and any and all of the releases set forth in the Stipulation. 7. At least ten (10) business days prior to the Settlement Hearing, Defendants’ Counsel shall serve on Plaintiffs’ Counsel in the Consolidated Action, and file with the Court, proof, by affidavit or declaration, of the dissemination of the Stipulation, Notice and Summary Notice. 8. All Current ADES Stockholders shall be bound by all orders, determinations, and judgments in the Consolidated Action concerning the Settlement, whether favorable or unfavorable to Current ADES Stockholders. 9. Pending final determination of whether the Settlement should be approved, neither Plaintiffs or Plaintiffs’ Counsel, nor any Current ADES Stockholders or other Persons, either directly, representatively, or derivatively on behalf of ADES, or in any other capacity, shall commence or prosecute, or in any way instigate or participate in the commencement or prosecution of, any action or proceeding asserting any Released Claims against any of the Individual Defendants, ADES, or any other Released Person, in any court or tribunal. 10. The fact and terms of the Stipulation, including any exhibits attached thereto, all proceedings in connection with the Settlement, and any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement shall not be offered, received, referred to, or used in any way against the Settling Parties or any Released Person as evidence of, or be deemed to be evidence of, a presumption, concession, or admission of any fault misrepresentation or omission by any of the Settling Parties or Released Person with respect to: (a) the truth of any fact alleged by Plaintiffs or the validity, or lack thereof, of any claim that has been or could have been asserted in the Actions or in any litigation, or the deficiency or infirmity of any defense that has been or could have been asserted in the Actions or in any litigation, or of any fault, wrongdoing, negligence, or liability of any of the Released Persons; (b) any statement or written document approved, issued, or made by any Released Person, or against Plaintiffs as evidence of any infirmity in their claims; or

5 (c) any other reason as against the Released Persons, in any arbitration proceeding or other civil, criminal, or administrative action or proceeding in any court, administrative agency, or other tribunal. The fact that ADES has implemented, or has agreed to implement, changes, modifications, or enhancements to its corporate governance policies and practices shall not be construed as an admission that any such enhanced policies or practices are legally required, or to the extent such policies or practices were not in place in the past, constituted a failure of compliance, a breach of any duty, or any other wrongdoing. If finally approved, the Released Persons may refer to the Settlement, and file the Stipulation and/or the Judgment, in any action that may be brought against them to effectuate the liability protections granted them thereunder, including, without limitation, to support a defense or claim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or claim under U.S. federal or state law or foreign law. 11. If the Stipulation is terminated pursuant to its terms, or the Effective Date does not otherwise occur, all proceedings in the Consolidated Action will revert to their status as of the date immediately preceding the date of the Stipulation. 12. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to Current ADES Stockholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement and any of its terms, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to Current ADES Stockholders. IT IS SO ORDERED. DATED: _______________________ Paul A. King District Judge